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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) November 21, 2003

                         Kewaunee Scientific Corporation
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             (Exact name of registrant as specified in its charter)

          Delaware                      0-5286                   38-0715562
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(State or other jurisdiction       (Commission File             (IRS Employer
     of incorporation)                  Number)              Identification No.)

2700 West Front Street
Statesville, North Carolina                                         28677
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(Address of principal executive offices)                         (Zip Code)

        Registrant's telephone number, including area code 704-873-7202

                                       N/A
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          (Former name or former address if changed since last report)

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Item  7.          Financial Statements and Exhibits

 (c)              Exhibits.

Exhibit No.       Subject Matter

99.1 Press Release dated November 21, 2003, of Kewaunee Scientific Corporation, announcing its second quarter earnings.

Item 12.          Results of Operations and Financial Condition.

                  On November 21, 2003 Kewaunee Scientific Corporation (the "Company") issued a Press Release announcing its second quarter earnings. The Press Release is incorporated herein by reference, and is included as Exhibit 99.1 to this Current Report on Form 8-K.

                  Exhibit 99.1 to this report contains information regarding certain non-recurring charges incurred by the Company. For comparative purposes, following the disclosure of certain financial measures in Exhibit 99.1 which include the applicable non-recurring charges, such additional information constituting a "non-GAAP financial measure" as defined in Item 10 of Regulation S-K of the Securities Exchange Act of 1934, as amended The Company has included this additional information because it believes that the disclosure of such information which excludes the non-recurring charges is a better measure of the Company's performance during the periods reported and is more useful for comparing the Company's results of operations to prior periods.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                         (Registrant)
                                                 Kewaunee Scientific Corporation

         Date:  November 21, 2003            By: /s/ D. Michael Parker
                                                 -------------------------------
                                                 Senior Vice President, Finance
                                                 Chief Financial Officer


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